UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 6, 2019

GW PHARMACEUTICALS PLC

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

England and Wales (State or other jurisdiction of incorporation)	001-35892 (Commission File Number)	N/A (I.R.S. Employer Identification No.)

Sovereign House, Vision Park Chivers Way, Histon Cambridge, CB24 9BZ United Kingdom
(Address of Principal Executive Offices, including Zip Code)

Telephone: +44 1223 266 800
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
American Depositary Shares, each representing 12 Ordinary Shares, par value £0.001 per share	GWPH	The Nasdaq Global Market

Item 2.02. Results of Operations and Financial Condition.

On May 6, 2019, GW Pharmaceuticals plc (the “Company”) issued a press release announcing its financial results for the three months ended March 31, 2019. The full text of the press release and the related attachment are furnished as Exhibit 99.1 hereto and incorporated by reference herein.

The information in this Item 2.02, and Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such a filing.

Item 8.01. Other Events

On May 6, 2019, the Company issued a press release announcing positive results in a pivotal Phase 3 trial for Epidiolex®. A copy of the press release is attached as Exhibit 99.2 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release, dated May 6, 2019, “GW Pharmaceuticals plc Reports Financial Results and Operational Progress for the First Quarter Ended March 31, 2019.”

99.2	Press Release, dated May 6, 2019, “GW Pharmaceuticals Reports Positive Phase 3 Pivotal Trial Results for EPIDIOLEX® (cannabidiol) Oral Solution in Patients with Seizures Associated With Tuberous Sclerosis Complex.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 6, 2019	GW PHARMACEUTICALS PLC

	By:	/s/ Douglas B. Snyder
Name: Douglas B. Snyder
Title: Chief Legal Officer